Exhibit 99.2

For More Information:

Jim McCubbin, EVP & CFO	Brett Maas or David Fore
WidePoint Corporation	Hayden IR
7926 Jones Branch Drive, Suite 520	(646) 536-7331
McLean, VA 22102	brett@haydenir.com
(703) 349-2577
jmccubbin@widepoint.com

WidePoint Corporation Announces Third Quarter 2015 Financial Results

McLean, VA, November 9, 2015 – WidePoint Corporation (NYSE Mkt: WYY), a leading provider of Managed Mobility Services (MMS) specializing in Cybersecurity and Telecommunications Lifecycle Management (TLM) solutions, today announced financial results for the third quarter ended September 30, 2015.

Recent Business Highlights

•	Awarded initial task orders to commence work from one of the three remaining Department of Homeland Security (DHS) component agencies under our $600 million DHS BPA
•	Partnered with Bob Day & Associates LLC to pursue new and expanded business opportunities within the Homeland Security and cyber technology markets
•	Engaged Deep Water Point to develop, pursue, and expand our federal business reach as we scale our marketing footprint with other departmental-level federal organizations
•	Awarded approximately $6.5 million in new managed mobilility services for federal, municipal, and commercial work
•	Awarded approximately $2.3 million, with renewals, in new consulting support work
•	Launched New Online Bill Presentment and Analytics Solutions for the Communication Service Provider (CSP) consumer market at BroadSoft Connections 2015
•	Continued engagements with DoD and DHS component/agencies for Certificate-on-DeviceTM – derived credentialing and other next-generation identity management services
•	Continued development with strategic partners of our Certificate-on-Device product roadmap for individuals, derived credentials, machine device credentials, and other “Internet of Things” components; continued consolidation of platforms and integration efforts of our enterprise solutions

Third Quarter 2015 Financial Highlights

•	Net revenue increased 17% to $17.0 million from $14.5 million in the third quarter of 2014, driven principally by increases in our DHS BPA expansion, partially offset by decreases in software reselling activities within our managed services offerings.
•	Gross profit was $3.1 million compared to $4.0 million in the third quarter of 2014, which, as in the prior quarter, supports extra capacity for expanded next-generation identity management services and managed mobility services.
•	Adjusted EBITDA loss was approximately $1.1 million compared to $404,000 in the third quarter of 2014, driven by continued technology, sales and marketing, and infrastructure investments in support of our next-generation identity management services and managed mobility services.
•	Net loss was approximately $1.8 million compared to net loss of approximately $5.9 million in the third quarter of 2014 or basic and diluted loss per share of 0.02 per share compared to $0.08 in the third quarter of 2014.

James McCubbin, WidePoint’s chief financial officer, stated, “Our financial results in the third quarter of 2015 were weaker than we expected as a result of delays in anticipated contract awards. While we did receive awards late in the third quarter and early in the fourth quarter of 2015, including new initial task orders from one of the last three agencies remaining to be won under our DHS BPA contract, the timing put us behind schedule. We still remain confident, timing issues aside, that we will continue to win additional work under our DHS BPA. We believe that our revenues, gross margins, and overall financial metrics and results, should improve, as our new next-generation identity management services come on line.”

Steve L. Komar, WidePoint’s chief executive officer, stated, “We continue to make great strides in our development efforts of our next generation identity management services and channel marketing efforts with our strategic partners. While contract delays caused some timing issues that negatively effected our financial performance in the third quarter of 2015, we remain confident in our products and services, and in the increasing demand we see for them in the market today and in the future, in both the government and commercial sectors.”

Conference Call Information

A conference call and live webcast will take place at 4:30 p.m. Eastern Time, on Monday, November 9, 2015. Anyone interested in listening to our analyst call should call 1-877-419-6591 if calling within the United States or 1-719-325-4747 if calling internationally. There will be a playback available until November 23, 2015. To listen to the playback, please call 1-877-870-5176 if calling within the United States or 1-719-325-4752 if calling internationally. Please use PIN code 4105835 for the replay. The call will also be accompanied live by webcast over the Internet and accessible at http://public.viavid.com/index.php?id=116997.

About WidePoint

WidePoint is a leading provider of secure, cloud-delivered, enterprise-wide information technology-based solutions that can enable enterprises and agencies to deploy fully compliant IT services in accordance with government mandated regulations and advanced system requirements. WidePoint has several major government and commercial contracts. For more information, visit www.widepoint.com.

Safe Harbor Statement under the Private Securities Litigation Reform Act of 1995: This press release may contain forward-looking information within the meaning of Section 21E of the Securities Exchange Act of 1934, as amended (the Exchange Act), including all statements that are not statements of historical fact regarding the intent, belief or current expectations of the company, its directors or its officers with respect to, among other things: (i) the company's financing plans; (ii) trends affecting the company's financial condition or results of operations; (iii) the company's growth strategy and operating strategy; (iv) the declaration and payment of dividends; and (v) the risk factors disclosed in the Company's periodic reports filed with the SEC. The words "may," "would," "will," "expect," "estimate," "anticipate," "believe," "intend" and similar expressions and variations thereof are intended to identify forward-looking statements. Investors are cautioned that any such forward-looking statements are not guarantees of future performance and involve risks and uncertainties, many of which are beyond the company's ability to control, and that actual results may differ materially from those projected in the forward-looking statements as a result of various factors including the risk factors disclosed in the company's Forms 10-K and 10-Q filed with the SEC.

-tables follow-

WIDEPOINT CORPORATION

CONSOLIDATED BALANCE SHEETS

	SEPTEMBER 30,	DECEMBER 31,
	2015	2014

ASSETS
CURRENT ASSETS
Cash and cash equivalents	$10,443,065	$13,154,699
Accounts receivable, net of allowance for doubtful accounts
of $147,331 and $88,719 in 2015 and 2014, respectively	9,546,162	8,543,050
Unbilled accounts receivable	6,517,707	5,547,416
Inventories	26,716	37,025
Prepaid expenses and other assets	417,907	426,736
Income taxes receivable	-	25,984
Deferred income taxes	-	18,584

Total current assets	26,951,557	27,753,494

NONCURRENT ASSETS
Property and equipment, net	1,544,090	1,614,182
Intangibles, net	5,375,798	5,992,992
Goodwill	18,555,578	18,555,578
Deferred income tax asset, net of current	14,272	-
Deposits and other assets	136,554	161,994

TOTAL ASSETS	$52,577,849	$54,078,240

LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
Line of credit advance	$2,013,665	$-
Short term note payable	48,738	137,025
Accounts payable	6,448,509	6,165,477
Accrued expenses	6,490,586	5,980,110
Deferred revenue	1,953,168	710,275
Income taxes payable	94,236	12,574
Current portion of long-term debt	879,181	2,184,016
Current portion of deferred rent	-	9,274
Current portion of capital lease obligations	47,935	76,597

Total current liabilities	17,976,018	15,275,348

NONCURRENT LIABILITIES
Long-term debt, net of current portion	663,267	1,327,800
Capital lease obligation, net of current portion	11,682	36,669
Deferred rent, net of current portion	159,266	152,815
Deferred revenue	36,816	56,977
Deferred income taxes	447,811	447,811
Deposits and other liabilities	-	1,964

Total liabilities	19,294,860	17,299,384

STOCKHOLDERS' EQUITY
Preferred stock, $0.001 par value; 10,000,000 shares
authorized; 2,045,714 shares issued and none outstanding	-	-
Common stock, $0.001 par value; 110,000,000 shares
authorized; 82,520,696 and 81,656,763 shares issued
and outstanding, respectively	82,521	81,657
Additional paid-in capital	93,569,933	92,661,000
Accumulated other comprehensive (loss)	(222,512)	(147,515)
Accumulated deficit	(60,146,953)	(55,816,286)

Total stockholders’ equity	33,282,989	36,778,856

Total liabilities and stockholders’ equity	$52,577,849	$54,078,240

WIDEPOINT CORPORATION

CONSOLIDATED STATEMENTS OF OPERATIONS

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2015	2014	2015	2014
REVENUES	$16,994,858	$14,555,908	$52,123,171	$36,552,708
COST OF REVENUES (including amortization and depreciation of
$290,011, $309,276, $873,724, and $976,116, respectively)	13,875,473	10,571,518	42,127,589	26,487,285

GROSS PROFIT	3,119,385	3,984,390	9,995,582	10,065,423

OPERATING EXPENSES
Sales and Marketing	764,845	868,152	2,333,039	2,751,323
General and Administrative Expenses (including share-based
compensation of $89,229, $70,397, $208,091 and $237,101,
respectively)	3,893,348	3,816,100	11,507,309	10,538,220
Depreciation and Amortization	92,968	179,977	283,211	392,706

Total Operating Expenses	4,751,161	4,864,229	14,123,559	13,682,249

LOSS FROM OPERATIONS	(1,631,776)	(879,839)	(4,127,977)	(3,616,826)

OTHER INCOME (EXPENSE)
Interest Income	7,020	6,290	17,924	11,614
Interest (Expense)	(30,868)	(47,020)	(111,253)	(139,578)
Other Income (Expense)	(37,814)	(5,159)	37,826	6,640

Total Other Income (Expense)	(61,662)	(45,889)	(55,503)	(121,324)

LOSS BEFORE PROVISION FOR INCOME TAXES	(1,693,438)	(925,728)	(4,183,480)	(3,738,150)
INCOME TAX PROVISION	69,842	4,975,968	147,187	3,759,483

NET LOSS	$(1,763,280)	$(5,901,696)	$(4,330,667)	$(7,497,633)

BASIC EARNINGS PER SHARE	$(0.021)	$(0.081)	$(0.053)	$(0.106)

BASIC WEIGHTED-AVERAGE SHARES OUTSTANDING	82,515,103	73,195,464	82,130,665	71,029,985

DILUTED EARNINGS PER SHARE	$(0.021)	$(0.081)	$(0.053)	$(0.106)

DILUTED WEIGHTED-AVERAGE SHARES OUTSTANDING	82,515,103	73,195,464	82,130,665	71,029,985

WIDEPOINT CORPORATION

ADJUSTED EARNINGS BEFORE INTEREST, TAXES, DEPRECIATION AND AMORTIZATION

	THREE MONTHS ENDED		NINE MONTHS ENDED
	SEPTEMBER 30,		SEPTEMBER 30,
	2015	2014	2015	2014

NET LOSS	$(1,763,300)	$(5,901,700)	$(4,330,700)	$(7,497,633)
Adjustments to GAAP net income (loss):
Depreciation and amortization	382,900	401,400	1,751,300	1,368,822
Amortization of deferred financing costs	2,900	3,800	8,700	4,700
Income tax provision (benefit)	69,900	4,976,000	147,200	3,759,500
Interest income	(7,000)	(6,300)	(17,900)	(11,600)
Interest expense	30,900	47,000	111,300	139,600
Other (expense) income	37,800	5,200	(37,800)	(6,600)
Provision for doubtful accounts	59,900	-	56,900	24,000
Stock-based compensation expense	89,200	70,400	208,100	237,100

Adjusted EBITDA	$(1,096,800)	$(404,200)	$(2,102,900)	$(1,982,111)